UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20579

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – October 24, 2016

LITTELFUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

ITEM 7.01	Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01.

On October 24, 2016, Littelfuse, Inc. (the “Company”) issued a press release announcing revised guidance for its third quarter ended October 1, 2016. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 7.01 as if fully set forth herein. A copy of the press release is also posted on the Company’s website.

The Company will host a conference call Tuesday, October 25, 2016, at 8:00 a.m. Central / 9:00 a.m. Eastern time to discuss the revised third quarter guidance. Listeners can access the call by dialing 1-888-771-4371 and entering the passcode 43642250. The call will be broadcast live over the Internet and can be accessed through the company’s website: www.littelfuse.com. The call will be available for replay on the company’s website.

The information contained in this Form 8-K, including Exhibit 99.1 attached hereto, is furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The press release attached to this Form 8-K includes forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Company. These forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved. The Company cautions you not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits

d) Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1	Press Release, dated October 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: October 24, 2016	By: /s/ Meenal A. Sethna
Meenal A. Sethna Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press release, dated October 24, 2016